CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

Dear Shareholder:

We are pleased to present this semi-annual report on the Capstone New Zealand Fund (the "Fund") for the six months ended April 30, 1999. The Fund's net asset value ("NAV") at April 30, 1999 was US $9.95 per share compared to US $7.73 at the end of our October 31, 1998 fiscal year. A dividend of $0.03 was paid January 6, 1999.

                         FUND'S COMPARATIVE PERFORMANCE

The Fund's strategy continues to concentrate on a diversified portfolio of medium-sized stocks not readily available to individual US investors. The most relevant index to compare the Fund's performance is the New Zealand Small Company Index* ("NZSCI") that measures the performance of small to medium cap stocks of the New Zealand market. During the six months ended April 30, 1999, the NZSCI increased by 26.4% in New Zealand dollars. For the same period, the Fund's total return was 29.2% in United States dollars. In analyzing comparisons of performance to the NZSCI, the reader should remember an index does not reflect currency conversions, cash positions, brokerage costs or administrative or management fees incurred by the fund or individual investor.

Lipper Analytical Services, Inc., an independent mutual fund ranking service, ranked the Capstone New Zealand Fund, based on total return, #1 out of 19 funds and #9 out of 83 funds for the 5 year and 1 year periods, respectively, for all Pacific Ex Japan funds during the periods ending 3/31/99. As always, past performance is no guarantee of future results.



                           AVERAGE ANNUAL TOTAL RETURN
                                 as of 10/31/99
--------------------------------------------------------------------------------

             1 YEAR              5 YEAR          SINCE INCEPTION*
             17.09%               .41%                 2.19%

             *11/25/91


                           NEW ZEALAND MARKET OVERVIEW

The last six months have been positive for the New Zealand market and the Fund as the New Zealand economy appears to be on the road to an expected period of substantial growth. Stronger than expected Gross Domestic Product ("GDP") growth, an improving current account balance, increased consumer and business confidence and no indication of inflation are encouraging signs for the financial markets.

GDP is expected to expand around 3.0% in the year ended March 2000. This expansion continues to be led by the domestic sector as stronger export activity (Asian demand), previously implemented tax cuts and AMP demutualization contribute to the stronger growth. In fact, some experts believe New Zealand is on course to become one of the fastest growing countries. This growth has caused Treasurer Bill Birch to state that the New Zealand government should record a budget surplus, estimated to be NZ$2.0 billion, for the current financial year ending June 30, 1999. Treasurer Birch believes the government will soon be in a position to offer tax relief for income earners.

The Current Account deficit, which occurs when imports exceed exports, has been a focus for investors and has shown signs of improvement. The deficit peaked last year at 8% of GDP and has since fallen to 6% of GDP as of December 1998. The improvement came as a surprise to economists who estimated a deficit of 6.7% of GDP. The reduction in the imbalance was primarily attributable to a decline in the international investment income deficit. The improvement helps reduce the risk premium on New Zealand assets which should effect the equity market by a stronger New Zealand dollar and lower funding costs (interest rates).

The Westpac McDermott Miller Survey of Consumer Confidence rose to its highest level over the past year and the NZIER Quarterly Survey of Business Opinion showed its first positive result since the third quarter of 1997. Stronger business and consumer confidence is usually associated with a firming in earnings expectations. Although a rally in earnings momentum has not become clearly visible, we maintain that earnings will begin to accelerate and that this will be a catalyst for the equity market.

                                                       CAPSTONE NEW ZEALAND FUND
--------------------------------------------------------------------------------

Even though there are signs of strong economic expansion, there have been no signs of inflationary pressures. Actually, the Consumer Price Index ("CPI") fell 0.1% for the fourth quarter of 1998, which was unexpected by the financial markets as they had forecast an increase of 0.4%. The CPI appears to indicate that the Reserve Bank will not have to increase interest rates in the near term and that is good news for the equity market.

The economy is growing, but not too fast. Some of the pressure of the current account balance has been alleviated and consumer and business confidence is on the rise while inflation seems to be of no immediate concern. All of these factors paint a very positive picture for the New Zealand economy and in turn the equity market and we anticipate that the New Zealand equity market could outperform the other overseas markets.


                              NEW ZEALAND POLITICS

A change in government (National/ACT coalition) from center-right to center-left is likely in the next election later this year with a Labor/Alliance party coalition. The probable focus of the election will be on social issues and possible effects from that government could be:

Slightly higher interest rates because of increased government spending,

Less volatility in the exchange/interest rates because the government will require the Reserve Bank to use more instruments to implement monetary policy, and

Benefits for exporters because of government assistance.

However, polls over the last few weeks indicate that the National/ACT coalition has closed the gap so the election could be a close call.


                                  THE PORTFOLIO

The Fund is widely diversified by industry sector. At April 30, 1999, the percentages of equity investments of the Fund by major industry categories were as follows:

Port Operations                13.3%
Transportation                 12.7%     Utilities (Electric)            9.3%
Insurance                       7.8%     Environmental Control           9.9%
Miscellaneous                   7.5%     Real Estate                     2.2%
Media                          13.2%     Stock & Station Services        3.2%
Electrical/Manufacturing        4.3%     Oil & Gas                       2.5%
Horticultural Supplier          5.0%     Vehicle Distributor             1.4%
Retail                          3.0%     Forestry                        2.5%

Should you have any questions, please feel free to contact us and we thank you for your continued support.

Sincerely,


/S/ Robert W. Scharar                            /S/ W. Lance Hall
------------------------------                  ------------------------------
Robert W. Scharar                               W. Lance Hall
President and Portfolio Manager                 Assistant Portfolio Manager

*The New Zealand Small Company Index is composed of approximately 100 equity securities, excluding those in the New Zealand Stock Exchange-40 Index, weighted by their full market capitalization.



                                                                                                 CAPSTONE NEW ZEALAND FUND

PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------
                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
COMMON STOCKS - (97.82%)                                                  SHARES         (NOTE 1-A)                 ASSETS
                                                                          ------         ----------                 ------
BREWERIES - (0.90%)
DB Group, Limited                                                         33,558           $ 44,631                  0.90%


BROADCAST MEDIA - (11.94%)
Radio Otago, Limited                                                      72,337            137,439                  2.76%
Radio Pacific, Limited                                                   151,700            457,770                  9.18%
                                                                                          ---------                 ------
                                                                                            595,209                 11.94%

ELECTRICAL/APPLIANCE MANUFACTURING - (4.26%)
Fisher & Paykel Industries                                                58,030            212,404                  4.26%


ENVIRONMENTAL CONTROL - (9.92%)
Waste Management NZ, Limited                                              88,530            494,719                  9.92%


FINANCE - (1.67%)
Corporate Investment ORD                                                 184,000             83,286                  1.67%


HORTICULTURAL SUPPLIER - (5.03%)
Fruitfed Supplies, Limited                                               449,000            250,908                  5.03%


INSURANCE - (7.83%)
Metlifecare, Limited                                                     325,000            390,472                  7.83%


INVESTMENT COMPANIES - (1.42%)
Hellaby Holdings, Limited                                                61,640              70,613                  1.42%


LUMBER & WOOD PRODUCTS - (2.47%)
Evergreen Forest, Limited (a)                                            500,000            122,939                  2.47%


MANUFACTURING - (0.39%)
Steel & Tube Holdings, Limited                                            20,000             19,223                  0.39%

MANUFACTURING DISTRIBUTION - (0.97%)
Scott Technologies, Limited                                               36,697             48,191                  0.97%

MEDIA - (1.30%)
Independent Newspapers, Limited                                           15,000             64,711                  1.30%



                                                                                                  CAPSTONE NEW ZEALAND FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
                                                                          SHARES         (NOTE 1-A)                 ASSETS
                                                                          ------         ---------                  ------
OIL & GAS - (2.48%)
New Zealand Refining Co., Limited                                         13,647          $ 123,544                  2.48%


PORT OPERATIONS - (13.28%)
Lyttleton Port Co., Limited                                              304,800            294,666                  5.91%
Northland Port Corporation, Limited                                      302,300            206,094                  4.13%
South Port New Zealand, Limited                                          336,500            161,716                  3.24%
                                                                                          ---------                 ------
                                                                                            662,476                 13.28%

REAL ESTATE - (2.24%)
Capital Properties New Zealand Limited                                    50,000             13,970                  0.28%
Kiwi Income Property Trust                                               140,000             97,793                  1.96%
                                                                                          ---------                 ------
                                                                                            111,763                  2.24%

RETAIL - DEPARTMENT STORES - (2.97%)
Arthur Barnett, Limited                                                  210,300            148,074                  2.97%


STOCK & STATION SERVICES - (3.22%)
Williams & Keattle, Limited                                              153,500            160,405                  3.22%


TEXTILES - MANUFACTURING - (0.83%)
Donaghy's, Limited                                                        58,715             41,342                  0.83%


TOURIST SERVICES - (1.29%)
Tourism Holdings, Limited (a)                                             50,000             64,264                  1.29%


TRANSPORTATION - (12.72%)
Air New Zealand, Limited - Class B                                       112,600            235,960                  4.73%
Mainfreight, Limited                                                     414,000            356,278                  7.14%
Owens Group, Limited                                                      56,500             42,624                  0.85%
                                                                                          ---------                 ------
                                                                                            634,862                 12.72%

UTILITIES - ELECTRIC - (9.28%)
Infrastructure & Utilities Corporation, Limited                          559,729            462,922                  9.28%


VEHICLE DISTRIBUTOR - (1.41%)
The Colonial Motor Co., Limited                                           56,100             70,535                  1.41%


         TOTAL COMMON STOCK (Cost $4,946,603)                                             4,877,493                 97.82%




                                                                                                 CAPSTONE NEW ZEALAND FUND
PORTFOLIO OF INVESTMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

                                                                                             MARKET                   % OF
                                                                                              VALUE                    NET
BONDS (1.63%)                                                          PAR VALUE         (NOTE 1-A)                 ASSETS
                                                                       ---------         ----------                 ------
Evergreen Forest, zero coupon, due 3/19/09                              $ 45,000          $  25,147                  0.50%
State Bank of South Australia, 9.00%, due 7/30/02                         94,000             56,233                  1.13%
                                                                                          ---------                 ------

         TOTAL BONDS (Cost $55,327)                                                          81,380                  1.63%


         TOTAL INVESTMENTS (Cost $5,001,930)                                              4,958,873                 99.45%
         OTHER ASSETS, LESS LIABILITIES                                                      27,554                  0.55%
                                                                                          ---------                 ------
         NET ASSETS                                                                      $4,986,427                100.00%
                                                                                          =========                =======


(a) Non-income producing security

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS



                                                                                                 CAPSTONE NEW ZEALAND FUND
STATEMENT OF ASSETS AND LIABILITIES - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

ASSETS:
         Investments in securities at market value (identified cost $5,001,930) (Note 1A)                      $ 4,958,873
         Foreign currency , at value (identified cost $231,754) (Note 1B)                                          237,195
         Receivable for securities sold                                                                             51,630
         Dividends receivable                                                                                        5,514
         Interest receivable                                                                                         3,562
         Other assets                                                                                                2,277
                                                                                                             -------------

                Total Assets                                                                                     5,259,051
                                                                                                             -------------

LIABILITIES:

         Cash overdraft                                                                                            191,760
         Payable for capital stock purchased                                                                           226
         Accrued expenses                                                                                           80,638
                                                                                                             -------------

                Total Liabilities                                                                                  272,624
                                                                                                             -------------

NET ASSETS                                                                                                     $ 4,986,427
                                                                                                             =============


NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
($4,986,427 / 501,136 shares of beneficial interest outstanding)                                                   $  9.95
                                                                                                             =============

SOURCE OF NET ASSETS:

         Paid in capital                                                                                     $   5,617,269
         Accumulated net realized loss on investments                                                             (555,293)
         Distributions in excess of net investment income                                                           (9,810)
         Net unrealized depreciation on securities and foreign currencies                                          (65,739)
                                                                                                             -------------

                                                                                                               $ 4,986,427
                                                                                                             =============
                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                 CAPSTONE NEW ZEALAND FUND
STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------------------------------------------------

INVESTMENT INCOME:
         Dividend income                                                                                       $   109,076
         Interest income                                                                                             4,812
                                                                                                               -----------
              Total Investment Income                                                                              113,888

         Expenses: (Note 2)
              Advisory fees                                                                    $  17,697
              Distribution fees                                                                    5,899
              Administrative services                                                              5,899
              Transfer agent fees                                                                  5,236
              Reports and notices to stockholders                                                 38,989
              Audit fees                                                                           6,439
              Legal fees                                                                           2,117
              Directors' fees and expenses                                                         4,018
              Custodian fees                                                                         209
              Fund accounting fees                                                                 8,087
              Registration and filing fees                                                         7,449
              Miscellaneous                                                                        1,822
                                                                                              ----------

               Total Expenses                                                                                      103,861
                                                                                                               -----------

                     Net Investment Income                                                                          10,027
                                                                                                               -----------


REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:

         Net realized loss from security transactions                                                              (96,830)
         Net realized loss on conversion of foreign currencies to U.S. Dollars                                     (82,725)
         Unrealized depreciation of investments:
              Beginning of period                                                             (1,431,240)
              End of period                                                                      (65,739)
                                                                                              ----------



              Net change in unrealized depreciation of investments                                               1,365,501
                                                                                                               -----------

              Net realized and unrealized gain on investments                                                    1,185,946
                                                                                                               -----------

                  Net increase in net assets resulting from operations                                          $1,195,973
                                                                                                               ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

                                                                                                   CAPSTONE NEW ZEALAND FUND
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

                                                                                 SIX MONTHS ENDED              YEAR ENDED
                                                                                  APRIL 30, 1999            OCTOBER 31, 1998
                                                                                 ---------------            ----------------
                                                                                    (UNAUDITED)
OPERATIONS:
     Net investment income                                                             $ 10,027                  $  77,631
     Net realized loss on investments                                                  (179,555)                  (441,386)
     Net change in unrealized depreciation of investments, forward currency
         contracts and foreign currencies                                             1,365,501                 (1,572,789)
                                                                                    -----------                -----------
     Net increase (decrease) in net assets resulting from operations                  1,195,973                 (1,936,544)


DISTRIBUTIONS TO SHAREHOLDERS FROM:
     Net investment income                                                              (19,837)                  (108,946)

CAPITAL SHARE TRANSACTIONS:
     Decrease in net assets resulting from capital
         share transactions (Note 3)                                                   (683,974)                  (304,273)
                                                                                    -----------                -----------
         Total increase (decrease) in net assets                                        492,162                 (2,349,763)


NET ASSETS
     Beginning of period                                                              4,494,265                  6,844,028
                                                                                    -----------                -----------
     End of period (including distributions in excess of net investment
     income of $9,810 and $0, respectively)                                          $4,986,427                 $4,494,265
                                                                                    ===========                ===========

                 SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS - APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     Capstone New Zealand Fund (the "Fund"), is one of two series of beneficial interest of Capstone International Series Trust (the "Trust") which is registered under the Investment Company Act of 1940 (the "Act"), as a diversified open-end management investment company. The Fund's investment objective is to seek long-term capital appreciation and current income by investing in equity securities, debt securities, and securities convertible into common stock of New Zealand issuers. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A) VALUATION OF SECURITIES - Portfolio securities which are traded on securities exchanges are valued at the last sales price on that exchange prior to the relevant closing or, if there is no recent last sales price available, at the last current bid quotation. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Fixed income securities are valued using market quotations or pricing services. In the absence of any applicable price, securities will be valued at a fair value as determined in good faith in accordance with procedures established by the Board of Trustees.

B) CURRENCY TRANSLATION - For purposes of determining the Fund's net asset value, all assets and liabilities initially expressed in foreign currency values are converted into U.S. dollar values at the prevailing market rate at 14:00 GMT on each U.S. business day, as established by the Board of Trustees. The cost of securities is determined by using historical exchange rates. Income is translated at approximate rates prevailing when accrued. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in the market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

C) ACCOUNTING FOR INVESTMENTS - Security transactions are accounted for on the trade date. Realized gains and losses on security transactions are based on the identified cost basis for both financial statement and Federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Discounts and premiums on bonds purchased are amortized over the life of the bonds. Interest income and estimated expenses are accrued daily.

D) FEDERAL INCOME TAXES - No provision has been made for Federal income taxes since it is the policy of the Fund to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and realized capital gains, to relieve it from all, or substantially all, such taxes. At October 31, 1998, the Fund had a capital loss carryforward of $375,738, which expires in 2006. Under the United States-New Zealand tax treaty, New Zealand imposes a withholding tax on dividends (15%) and interest (10%) received by the Fund. There is currently no New Zealand tax on capital gains.

E) DISTRIBUTIONS TO SHAREHOLDERS - The Fund distributes its net investment income, if any, and net realized gains (net of any capital loss carryovers) annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions and capital loss carryovers.

F) USE OF ESTIMATES - The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.


NOTE 2 - INVESTMENT ADVISORY FEES, ADMINISTRATIVE FEES AND OTHER TRANSACTIONS WITH AFFILIATES

     The Fund retains FCA Corp, ("FCA") as its Investment Adviser. Under the Investment Advisory Agreement (the "Agreement"), the Adviser is paid a monthly fee based on the average net assets at the annual rate of .75%.

     The Administrator, Capstone Asset Management Company, is paid a fee, calculated daily and paid monthly, equal to an annual rate of .25% of the Fund's average daily net assets.

     Capstone Asset Planning Company ("CAPCO") serves as Distributor of the Fund's shares. CAPCO is an affiliate of the Administrator, and both are wholly-owned subsidiaries of Capstone Financial Services, Inc. ("CFS").

     The Fund has adopted a Service and Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act whereby Fund assets are used to reimburse CAPCO for costs and expenses incurred with the distribution and marketing of shares of the Fund and servicing of Fund shareholders. Distribution and marketing expenses include, among other things, printing of prospectuses, advertising literature, and costs of personnel involved with the promotion and distribution of the Fund's shares. Under the Plan, the Fund pays CAPCO an amount computed at an annual rate of up to 0.25% of the Fund's average net assets (including reinvested dividends paid with respect to those assets). Of this amount, CAPCO may reallocate to securities dealers (which may include CAPCO itself) and other financial institutions and organizations (collectively, "Service Organizations") amounts based on the Fund's average net assets owned by stockholders for whom the Service Organizations have a servicing relationship. The Plan permits CAPCO to carry forward for a maximum of twelve months distribution expenses covered by the Plan for which CAPCO has not yet received reimbursement. For the six months ended April 30, 1999, the Fund paid $5,899 in 12b-1 fees. Of this amount approximately 12% was paid to Service Organizations other than CAPCO.

     Certain officers and directors of the Fund who are also officers and directors of the Adviser, the Administrator, Distributor or CFS, received no compensation from the Fund. During the six months ended April 30, 1999, directors of the Fund who are not "interested persons" received directors' fees of $1,500.

NOTE 3 - CAPITAL STOCK

     At April 30, 1999 there were 501,136 shares outstanding. Transactions in capital stock were as follows:

                                                                    SIX MONTHS ENDED                   YEAR ENDED
                                                                     APRIL 30, 1999                 OCTOBER 31, 1998
                                                                     --------------                 -----------------
                                                                 SHARES           AMOUNT         SHARES           AMOUNT
                                                                -------           ------         ------           ------
Shares sold                                                     310,283      $ 2,778,324        368,702      $ 2,861,378
Shares issued to shareholders in reinvestment of
  distributions                                                   1,506           13,454          9,459           92,030
                                                                -------      -----------        -------      -----------
                                                                311,789        2,791,778        378,161        2,953,408
Shares redeemed                                                (391,685)      (3,475,751)      (405,271)      (3,257,681)
                                                                -------      -----------        -------      -----------
    Net Increase (decrease)                                     (79,896)     $  (683,973)       (27,110)     $  (304,273)
                                                                =======      ===========        =======      ===========



NOTE 4 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities other than U.S. Government obligations aggregated $128,335 and $873,416 respectively. At April 30, 1999, the cost of investments for Federal income tax purposes was $5,001,930. Accumulated net unrealized depreciation on investments was $43,057 consisting of $1,015,128 gross unrealized appreciation and $1,058,185 gross unrealized depreciation.

                                                       CAPSTONE NEW ZEALAND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following table sets forth the per share operating performance data for a share of captial stock outstanding, total return, ratios to average net assets and other supplemental data for each period indicated.

                                                             SIX
                                                           MONTHS
                                                            ENDED
                                                          APRIL 30,                   YEARS ENDED OCTOBER 31,
---------------------------------------------------------------------------------------------------------------------------
                                                            1999         1998       1997        1996        1995       1994
---------------------------------------------------------------------------------------------------------------------------
                                                         (UNAUDITED)
PER SHARE DATA
Net asset value at beginning of period...............      $ 7.73      $11.25     $12.73      $11.12      $10.44     $11.61
                                                           ------      ------     ------      ------      ------     ------

Income from investment operations:
     Net investment income...........................        0.02        0.14       0.24        0.19        0.31       0.16
     Net realized and unrealized gain (loss).........        2.23       (3.46)     (1.55)       1.93        0.90      (1.00)
                                                           ------      ------     ------      ------      ------     ------

     Total from investment operations................        2.25       (3.32)     (1.31)       2.12        1.21      (0.84)
                                                           ------      ------     ------      ------      ------     ------

Less distributions from:
     Net investment income...........................       (0.03)      (0.20)     (0.17)      (0.29)      (0.21)     (0.06)
     Net realized gain on investments................          --          --         --       (0.22)      (0.32)     (0.27)
                                                           ------      ------     ------      ------      ------     ------

                                                            (0.03)      (0.20)     (0.17)      (0.51)      (0.53)     (0.33)

Net asset value at end of period.....................      $ 9.95      $ 7.73     $11.25      $12.73      $11.12     $10.44
                                                           ======      ======     ======      ======      ======     ======

TOTAL RETURN (%) (1).................................       29.21%     (29.88)%   (10.46)%     20.03%      12.22%     (7.40)%
------------                                               ======      ======     ======      ======      ======     ======



RATIOS/SUPPLEMENTAL DATA
Net assets at end of period (in thousands)...........      $4,986      $4,494     $6,844      $8,258      $3,494     $3,014

Ratio of total expenses to average net assets........        4.30%(2)    4.37%      2.89%       3.63%       4.77%      4.40%

Ratio of total expenses to average net assets, before
     reimbursement and waiver of expenses............         N/A         N/A       2.50%       2.72%       2.52%      2.50%

Ratio of net investment income to average net assets.        0.42%(2)    1.51%      1.65%       2.32%       3.06%      1.55%

Portfolio turnover rate..............................           3%         25%        24%         38%         38%        40%




(1) Calculated without sales charge. Sales charge eliminated on August 21, 1995.
(2) Annualized.

                            CAPSTONE NEW ZEALAND FUND
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                        SEMIANNUAL REPORT TO SHAREHOLDERS
                                 APRIL 30, 1999

--------------------------------------------------------------------------------


 TRUSTEES                         OFFICERS
 --------                         --------
Edward L. Jaroski                Edward L. Jaroski
                                   President-Capstone International Series Trust
James F. Leary
                                 Robert W. Scharar
John R. Parker                      President-Capstone New Zealand Fund

Bernard J. Vaughan               Linda G. Giuffre
                                    Secretary/Treasurer


--------------------------------------------------------------------------------


INVESTMENT ADVISER                     TRANSFER AGENT
------------------                     --------------
FCA Corp                               First Data Investor Services Group, Inc.
5847 San Felipe                        3200 Horizon Drive
Suite 850                              P.O. Box 61503
Houston, TX 77057                      King of Prussia, PA 19406-0903
                                       1-800-845-2340


ADMINISTRATOR                          CUSTODIAN
-------------                          ---------
Capstone Asset Management Company      Fifth Third Bank
5847 San Felipe, Suite 4100            Fifth Third Center
Houston, TX 77057                      38 Fountain Square Plaza
1-800-262-6631                         Cincinnati, OH 45263




DISTRIBUTOR                            AUDITORS
-----------                            --------
Capstone Asset Planning Company        Briggs, Bunting & Dougherty, LLP
5847 San Felipe, Suite 4100            Two Logan Square, Suite 2121
Houston, TX 77057                      Philadelphia, PA 19103-4901
1-800-262-6631

                                SEMIANNUAL REPORT
                                 APRIL 30, 1999
                                    CAPSTONE
                                   NEW ZEALAND
                                      FUND

                                  Capstone Logo
                                   A Member Of
                               THE CAPSTONE GROUP
                                 of Mutual Funds

                               THE CAPSTONE GROUP
                                 OF MUTUAL FUNDS
--------------------------------------------------------------------------------
EQUITY

     O CAPSTONE GROWTH FUND, INC.

FIXED INCOME

     O CAPSTONE GOVERNMENT INCOME FUND

INTERNATIONAL/GLOBAL

     O CAPSTONE JAPAN FUND
     O CAPSTONE NEW ZEALAND FUND

     For more complete information about the Capstone Funds including charges and expenses, contact the Distributor at the address below to receive additional prospectuses.
     Please read it carefully before you invest or send money.


              This publication must be accompanied or preceded by a
                current prospectus for Capstone New Zealand Fund


                         CAPSTONE ASSET PLANNING COMPANY
                           5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057
                                 1-800-262-6631

                            CAPSTONE NEW ZEALAND FUND
                          5847 SAN FELIPE, SUITE 4100
                              HOUSTON, TEXAS 77057